                                    Exhibit 99.1 Monthly Reporting Questionnaire

                        UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:  Aerovox, Inc.                    CASE NO.:  01-14680jnf

                                         JUDGE:  Joan N. Feeney



DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING JUNE 30, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing JUNE 7, 2001 and ending JUNE 30, 2001 as shown by the report and exhibits consisting of 11 pages and containing the following, as indicated:

Pages
-----
1 - 5    Monthly Reporting Questionnaire (Attachment 1)

6 - 7    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  8      Summary of Accounts Receivable (Form OPR-3)

 9-10    Schedule of Post-petition Liabilities (Form OPR-4)

 11      Income Statement (Form OPR-5)

 12      Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  July 20, 2001
       -----------------------
       DEBTOR(S)-IN-POSSESSION

                                 By: ____________________________________
                                            (Signature)
                                 ________________________________________
                                            (Signature)

                                 Name & Title:  F. Randal Hunt
                                                -------------------------
                                                CFO & Sr. Vice President
                                                -------------------------
                                 Address:       167 John Vertente Blvd.
                                                -------------------------
                                                New Bedford, MA  02745
                                                -------------------------
                                 Telephone:     (508) 910-3200
                                                -------------------------

                                                                    Exhibit 99.1
                                                                    Page 1

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: June 2001


1. Payroll: State the amount of all executive wages paid and taxes withheld and -------- paid.

Name and Title of Executive                                    Wages Paid                  Taxes Withheld
---------------------------                            ---------------------------  ----------------------------
                                                           Gross          Net           Due            Paid
                                                       -------------  ------------  ------------  --------------
Robert D. Elliott                CEO & President              30,110        18,113             0          11,060
F. Randal Hunt                   CFO & Sr. Vice               12,168         7,032             0           4,027
                                 President
Martin Hudis                     Sr. VP Technology            15,387         9,208             0           4,624
                                                              ------        ------        ------          ------
TOTALS                                                        57,665        34,353             0          19,711

                                                                    Exhibit 99.1
                                                                    Page 2

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: June 2001


2. Insurance:  Is workers' compensation and other insurance in effect? YES
   ----------
               Are payments current?  YES

               If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

Type                                          Coverage
----                                    ------------------   Expiration           Date
                         Carrier Name   Amount    Policy #   Date           Premium Coverage
                         ------------   ------    --------   ----           ----------------
Homeowners               NONE
Rental Property          NONE
Liability                See Attached
Vehicle
Workers Compensation     See Attached

                                                                    Exhibit 99.1
                                                                    Page 3

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: June 2001


3. Bank Accounts
   -------------
                                                 Payroll      Operating    Operating   Operating   WComp
                                                 -------      ---------    ---------   ---------   -----
Bank Name                                        Citizens      Citizens      Fleet       Fleet     Fleet
Account #                                      110315-944-2  1103-159-450  9429117763   50010879  52153420
Beginning Book Balance                                    0             0           0     526.06  15733.20
Plus: Deposits                                   705,517.34    4567111.21   378983.57     347.50   2137.46
Less: Disbursements                              699,274.63    2839325.46                3300.12  17870.66
Other: Transfers In/Out

Ending Book Balance                                6,242.71    1727785.75   378983.57   -2426.56         0

3. Bank Accounts-continued

                                                  Savings       Checking          Payroll                              TOTALS
                                                  -------       --------          -------                              ------
Bank Name                                        Citizens      Keybank           Fleet
Account #                                         114-6427517  19968100261       005119-1739
Beginning Book Balance                              421789.88        22.77          56744.75                            494,816.66
Plus: Deposits                                      709830.11                      380909.50                          6,744,836.69
Less: Disbursements                                1131619.99        19.95         437654.25                          5,129,064.97
Other: Transfers In/Out

Ending Book Balance                                         0          2.82                 0                          2,110,588.29

                                                                    Exhibit 99.1
                                                                    Page 4

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: June 2001


4. Post-petition Payments: List any post-petition payments to professionals ----------------------- and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

      Payments To/On               Amount              Date              Check #
      --------------               ------              ----              -------
Professionals (attorneys,
 accountants, etc.)                None




Pre-petition debts:                None

                                                                    Exhibit 99.1
                                                                    Page 5

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: June 2001


Type                                                    Coverage
----                                             -----------------------      Expiration
                          Carrier Name           Amount         Policy #         Date        Premium Coverage
                          ------------           ------         --------         ----        ----------------
Liability                 Royal & Sun            40,010,0000  #PLA               12/31/01     12/31/00-12/31/01
                          Alliance                            3793390004
Flood Ins                 National Flood           1,000,000  #3000 240294       03/07/02     03/07/01-03/07/02
                          Ins. Program
Property                  American &              15,115,000  #A IB 009515       12/31/01     12/31/00-12/31/01
                          Foreign Ins.                        000Y
                          Co.
Property                  Affiliated FM           89,112,103  #AL 100            12/31/01     12/31/00-12/31/01
                          Ins Co
Auto                      Royal &                  3,038,000  #AMHX 18469        12/31/01     12/31/00-12/31/01
                          Sunalliance
Liability                 American &               7,110,000  #A ST-112753       12/31/01     12/31/00-12/31/01
                          Foreign Ins. Co                     0004
D&O                       Chubb Group              7,500,000  #81303380          12/31/01     07/19/01-12/31/01
Workers                   Fidelity &               2,800,000  #LPM 83350850      11/01/01     11/01/00-11/01/01
Comp                      Deposit
                          (Fid. Bond)                         3
Workers                   Ins Safety               3,956,910  #AGC539MA          11/01/01     11/01/00-11/01/01
Comp                      Nat. Casualty
                          (Excess)
Workers                   Kemper                   1,500,000  #3CM6236100        10/01/01     10/01/00-10/01/01
Comp                      (AL & TX)